                                  EXHIBIT 4(i)

               Amended and Restated Credit Agreement, dated as of
                            December 5, 2000, among
                          the Registrant, as Borrower;
                   the subsidiaries of the Registrant who are
                       also borrowers from time to time;
                           the lenders party thereto;
                           SALOMON SMITH BARNEY INC.,
                             as Syndication Agent;
                        CREDIT LYONNAIS NEW YORK BRANCH,
                           as Co-Documentation Agent;
                 BANK ONE, MICHIGAN, as successor to NBD BANK,
                           as Co-Documentation Agent;
                            THE CHASE MANHATTAN BANK,
                          as Administrative Agent; and
            CHASE SECURITIES INC., as Lead Arranger and Book Manager

================================================================================






                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                               THE SCOTTS COMPANY,
                                  as Borrower,

                     The Subsidiary Borrowers Party Hereto,

               The Several Lenders From Time to Time Party Hereto,

                           SALOMON SMITH BARNEY INC.,
                              as Syndication Agent

                        CREDIT LYONNAIS NEW YORK BRANCH,
                           as Co-Documentation Agent,

                  BANK ONE, MICHIGAN, as successor to NBD BANK,
                           as Co-Documentation Agent,

                                       and


                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent






                    -----------------------------------------


                          Dated as of December 5, 2000


                    -----------------------------------------





================================================================================

                             CHASE SECURITIES INC.,
                      as Lead Arranger and as Book Manager





                                TABLE OF CONTENTS

                                                                                                               PAGE

I.       Amendment and Restatement.
         -------------------------

II.      Defined Terms.
         -------------

III.     Amendments to Credit Agreement.
         ------------------------------

                  1.       Amendments to Subsection 1.1 of the Credit Agreement...................................5
                           ----------------------------------------------------

                  2.       Amendment to Section 2 of the Credit Agreement.........................................8
                           ----------------------------------------------

                  3.       Amendment to Subsection 2.2 of the Credit Agreement....................................8
                           ---------------------------------------------------

                  4.       Amendment to Subsection 2.3 of the Credit Agreement....................................9
                           ---------------------------------------------------

                  5.       Amendment to Subsection 2.9 of the Credit Agreement...................................10
                           ---------------------------------------------------

                  6.       Amendment to Subsection 2.11(b) of the Credit Agreement...............................10
                           -------------------------------------------------------

                  7.       Amendment to Subsection 2.12(g) of the Credit Agreement...............................10
                           -------------------------------------------------------

                  8.       Amendment to Subsection 2.18(a) of the Credit Agreement...............................11
                           -------------------------------------------------------

                  9.       Amendment To Subsection 2.18(c) Of The Credit Agreement...............................11
                           -------------------------------------------------------

                  10.      Amendments to Subsection 2.22(c) of the Credit Agreement..............................11
                           --------------------------------------------------------

                  11.      Amendment to Subsection 2.24 of the Credit Agreement..................................11
                           ----------------------------------------------------

                  12.      Amendment to Subsection 2.28(a) of the Credit Agreement...............................12
                           -------------------------------------------------------

                  13.      Amendment to Subsection 4.9 of the Credit Agreement...................................12
                           ---------------------------------------------------

                  14.      Amendment to Subsection 4.23 of the Credit Agreement..................................12
                           ----------------------------------------------------

                  15.      Amendment to Subsection 6.11 of the Credit Agreement..................................12
                           ----------------------------------------------------

                  16.      Amendment to Subsection 9.2 of the Credit Agreement...................................12
                           ---------------------------------------------------

                  17.      Amendment to Subsection 9.9 of the Credit Agreement...................................13
                           ---------------------------------------------------

                  18.      Amendment to Subsection 10.6(c) of the Credit Agreement...............................13
                           -------------------------------------------------------

                  19.      Amendment to Annex A to the Credit Agreement..........................................13
                           --------------------------------------------

                  20.      Schedule 1A to the Credit Agreement...................................................13
                           -----------------------------------

                  21.      Form of New Lender Supplement.........................................................13
                           -----------------------------

                  22.      Amendment to Exhibit L of the Credit Agreement........................................13
                           ----------------------------------------------

                  23.      Prepayment Pursuant to Subsection 2.12(f) of the Credit Agreement.....................13
                           -----------------------------------------------------------------

                  24.      Consent to Amendment to Subsection 1.1 of the Intercreditor Agreement.................13
                           ---------------------------------------------------------------------

                  25.      Consent to Execution and Delivery of Acknowledgment and Confirmation..................14
                           --------------------------------------------------------------------

IV.      Representations And Warranties.
         ------------------------------

                  1.       General...............................................................................14
                           -------

                  2.       Financial Condition...................................................................14
                           -------------------

V.       Conditions To Effectiveness Of This Amendment And Restatement.
         -------------------------------------------------------------

                  1.       Execution of Agreement................................................................15
                           ----------------------

                  2.       Commitment Increase Supplements and New Lender Supplements............................15
                           ----------------------------------------------------------

                  3.       Acknowledgment and Confirmation of Guarantee and Collateral Agreements and
                           --------------------------------------------------------------------------
                           Intercreditor Agreement...............................................................15
                           -----------------------

                  4.       Consent...............................................................................15
                           -------

                  5.       Notes.................................................................................15
                           -----

                  6.       Financial Statements..................................................................16
                           --------------------

                  7.       Fees..................................................................................16
                           ----

                  8.       Business Plan.........................................................................16
                           -------------

                  9.       Legal Opinion of Counsel to the Borrower and the Domestic Subsidiary Borrowers........16
                           ------------------------------------------------------------------------------

                  10.      Corporate Proceedings of the Borrower and Its Subsidiaries............................16
                           ----------------------------------------------------------

                  11.      No Proceeding or Litigation; No Injunctive Relief.....................................17
                           -------------------------------------------------

                  12.      Consents, Licenses, Approvals, Etc....................................................17
                           -----------------------------------

                  13.      Representations and Warranties........................................................17
                           ------------------------------

                  14.      No Default or Event of Default........................................................18
                           ------------------------------

                  15.      Borrowing Certificate.................................................................18
                           ---------------------

                  16.      Additional Matters....................................................................18
                           ------------------

                  17.      Additional Information................................................................18
                           ----------------------

VI.      General Provisions.
         ------------------

                  1.       Continuing Effect; No Other Amendments................................................18
                           --------------------------------------

                  2.       Expenses..............................................................................18
                           --------

                  3.       New Tranche B Term Lenders............................................................18
                           --------------------------

                  4.       GOVERNING LAW.........................................................................19
                           -------------

                  5.       Counterparts..........................................................................19
                           ------------

                  6.       No Recourse to Officers...............................................................19
                           -----------------------

                  AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 5, 2000 (this "AMENDMENT AND RESTATEMENT") of the Credit Agreement, dated as of December 4, 1998, as amended by the Waiver, dated as of January 19, 1999, the Amendment No. 1 and Consent, dated as of October 13, 1999, the Waiver No. 2, dated as of February 14, 2000 and the Amendment No. 2, dated as of June 9, 2000 (the "CREDIT AGREEMENT"), among THE SCOTTS COMPANY, an Ohio corporation (the "BORROWER" or "SCOTTS"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts Manufacturing Company, Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Belgium BVBA, The Scotts Company (UK) Ltd., Scotts Canada Ltd., Scotts International B.V., ASEF B.V., Scotts Australia PTY Ltd., and the other subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "SUBSIDIARY BORROWERS"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "CHASE"), as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), SALOMON SMITH BARNEY, INC., as syndication agent (the "SYNDICATION AGENT"), CREDIT LYONNAIS NEW YORK BRANCH (together with its banking affiliates, "CREDIT LYONNAIS") and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "CO-DOCUMENTATION AGENTS"), and Chase Securities Inc., as lead arranger (the "LEAD ARRANGER") and as the book manager (the "BOOK MANAGER").




                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Borrower wishes to amend and restate certain provisions contained in the Credit Agreement as set forth herein; and

                  WHEREAS, the Lenders and the Administrative Agent consent to the proposed amendments and restatements on and subject to the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                  I. AMENDMENT AND RESTATEMENT. The parties hereto hereby agree that the Credit Agreement shall be amended and restated by incorporating the Credit Agreement by reference herein with the amendments thereto as expressly set forth herein.

                  II. DEFINED TERMS. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Credit Agreement.

                  III. AMENDMENTS TO CREDIT AGREEMENT.
                  1. AMENDMENTS TO SUBSECTION 1.1 OF THE CREDIT AGREEMENT.

                  (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

                  "ACCEPTING LENDERS" shall have the meaning set forth in subsection 2.12(g).

                  "AMENDMENT AND RESTATEMENT" shall mean this Amended and Restated Credit Agreement, dated as of December 5, 2000.

                  "AMENDMENT AND RESTATEMENT EFFECTIVE DATE" shall have the meaning set forth in Section V of the Amendment and Restatement.

                  "NEW LENDER SUPPLEMENT" shall have the meaning set forth in subsection 2.28(a).

                  "NEW REVOLVING CREDIT LENDER" shall have the meaning set forth in subsection 2.28(a).

                  "NEW TRANCHE B PREPAYMENT AMOUNT" shall have the meaning set forth in subsection 2.12(g).

                  "NEW TRANCHE B TERM COMMITMENT" shall mean as to any New Tranche B Term Lender, the obligation of such Lender to make a New Tranche B Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "New Tranche B Term Commitment" opposite such Lender's name on Schedule 1A. The original aggregate amount of the New Tranche B Term Commitments is $260,000,000.

                  "NEW TRANCHE B TERM LENDER" shall mean each Lender that has a New Tranche B Term Commitment or that holds a New Tranche B Term Loan.

                  "NEW TRANCHE B TERM LOAN" shall have the meaning set forth in subsection 2.1A.

                  "NEW TRANCHE B TERM LOAN TERMINATION DATE" shall mean December 31, 2007.

                  "NEW TRANCHE B TERM PERCENTAGE" shall mean as to any Lender at any time, the percentage which such Lender's New Tranche B Term Commitment then constitutes of the aggregate New Tranche B Term Commitments (or, at any time after the Amendment and Restatement Effective Date, the percentage which the aggregate principal amount of such Lender's New Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the New Tranche B Term Loans then outstanding).

                  "PREPAYMENT DATE" shall have the meaning set forth in subsection 2.13(g).

                  "PREPAYMENT OPTION NOTICE" shall have the meaning set forth in subsection 2.13(g).

                  "2000 CONFIDENTIAL INFORMATION MEMORANDUM" shall mean the confidential information memorandum distributed to the Lenders, dated November 2000.

                  (b) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Agreement", "Applicable Margin", "Commitment", "Facility", "Facility Fee Rate", "Fee Letter", "Revolving Credit Commitment", "Term Commitment", "Term Lenders",

"Term Loans", "Term Loan Notes" and "Termination Date" in their respective entireties, and substituting in lieu thereof the following definitions:

                  "AGREEMENT" shall mean this Credit Agreement, as amended, supplemented or otherwise modified prior to the Amendment and Restatement Effective Date, as amended and restated by the Amendment and Restatement, and as the same may be amended, supplemented or otherwise modified from time to time.

                  "APPLICABLE MARGIN" shall mean for each Type of Loan, the rate per annum set forth under the relevant column heading in the Pricing Grid.

                  "COMMITMENT" shall mean as to any Lender (i) from the period commencing on the Closing Date and ending immediately prior to the Amendment and Restatement becoming effective in accordance with its terms, the sum of the Tranche A Term Commitment, the Tranche B Term Commitment, the Tranche C Term Commitment and the Revolving Credit Commitment of such Lender and (ii) thereafter, the sum of the Tranche A Term Commitment, the New Tranche B Term Commitment and the Revolving Credit Commitment of such Lender.

                  "FACILITY" shall mean (i) from the period commencing on the Closing Date and ending immediately prior to the Amendment and Restatement becoming effective in accordance with its terms, each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the "TRANCHE A TERM FACILITY"), (b) the Tranche B Term Commitments and the Tranche B Term Loans made thereunder (the "TRANCHE B TERM FACILITY"), (c) the Tranche C Term Commitments and the Tranche C Term Loans made thereunder (the "TRANCHE C TERM FACILITY") and
(d) the Revolving Commitments and the extensions of credit made thereunder (the "REVOLVING FACILITY") and (ii) thereafter, each of (a) the Tranche A Term Facility, (b) the New Tranche B Term Commitments and the New Tranche B Term Loans made thereunder (the "NEW TRANCHE B TERM FACILITY") and (c) the Revolving Facility.

                  "FACILITY FEE RATE" shall mean the rate per annum set forth under the relevant column heading in the Pricing Grid.

                  "FEE LETTER" shall mean the letter, dated as of November 3, 2000, from the Administrative Agent and CSI to the Borrower.

                  "REVOLVING CREDIT COMMITMENT" shall mean as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1 or in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Credit Commitments was $500,000,000 and, as of the Amendment and Restatement Effective Date, the amount of the Total Revolving Credit Commitments, as increased pursuant to subsection 2.28, shall be $575,000,000.

                  "TERM COMMITMENTS" shall mean (i) during the period commencing on the Closing Date and ending immediately prior to the Amendment and Restatement becoming effective in accordance with its terms, the collective reference to the Tranche A Term Commitments, the Tranche B Term Commitments and the Tranche C Term Commitments and (ii) thereafter, the collective reference to the Tranche A Term Commitments and the New Tranche B Term Commitments.

                  "TERM LENDERS" shall mean (i) during the period commencing on the Closing Date and ending immediately prior to the Amendment and Restatement becoming effective in accordance with its terms, the collective reference to the Tranche A Term Lenders, the Tranche B Term Lenders and the Tranche C Term Lenders and (ii) thereafter, the collective reference to the Tranche A Term Lenders and the New Tranche B Term Lenders.

                  "TERM LOANS" shall mean (i) during the period commencing on the Closing Date and ending immediately prior to the Amendment and Restatement becoming effective in accordance with its terms, the collective reference to the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans and (ii) thereafter, the collective reference to the Tranche A Term Loans and the New Tranche B Term Loans.

                  "TERM LOAN NOTES" shall mean (i) during the period commencing on the Closing Date and ending immediately prior to the Amendment and Restatement becoming effective in accordance with its terms, the collective reference to any and all Notes in respect of the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans and (ii) thereafter, the collective reference to any and all Notes in respect of the Tranche A Term Loans and the New Tranche B Term Loans.

                  "TERMINATION DATE" shall mean the Tranche A Term Loan Termination Date, the Tranche B Term Loan Termination Date, the Tranche C Term Loan Termination Date, the New Tranche B Term Loan Termination Date or the Revolving Credit Termination Date, as the context requires.

                  2. AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT. (a) Section 2 of the Credit Agreement is hereby amended by adding the following new subsection 2.1A immediately after subsection 2.1 thereof:

                  "2.1A NEW TRANCHE B TERM COMMITMENTS. Subject to the terms and conditions hereof each New Tranche B Term Lender severally agrees to make a term loan (a "NEW TRANCHE B TERM LOAN") in Dollars to the Borrower on the Amendment and Restatement Effective Date in an amount not to exceed the amount of the New Tranche B Term Commitment of such Lender. The New Tranche B Term Loans may from time to time be LIBOR Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2(b) and 2.14."

                  3. AMENDMENT TO SUBSECTION 2.2 OF THE CREDIT AGREEMENT. Subsection 2.2 of the Credit Agreement is hereby amended by:

                  (i) adding the following new paragraph (b) immediately after paragraph (a) thereof:

                  "(b) The Borrower may borrow under the New Tranche B Term Commitments on the Amendment and Restatement Effective Date; PROVIDED that the Borrower shall give the Administrative Agent irrevocable notice ((1) which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time on the Amendment and Restatement Effective Date, in the case of ABR Loans and (2) which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time three Business Days prior to the Amendment and Restatement Effective Date, in the case of LIBOR Loans in Dollars), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be an ABR Loan or a LIBOR Loan or a combination thereof, (iv) if the borrowing is to be entirely or partly a LIBOR Loan, the amount to be a LIBOR Loan and (v) the length of the Interest Period for such LIBOR Loan. Each ABR borrowing by the Borrower pursuant to the New Tranche B Term Commitments shall be in an aggregate principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof. Each LIBOR borrowing in Dollars by the Borrower pursuant to the New Tranche B Term Commitments shall be in an aggregate principal amount equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof."

                  (ii) by renaming paragraph (b) thereof as paragraph (c).

                  4. AMENDMENT TO SUBSECTION 2.3 OF THE CREDIT AGREEMENT. Subsection 2.3 of the Credit Agreement is hereby amended by adding the following new paragraph (d) immediately after paragraph (c) thereof:

                  "(d) The New Tranche B Term Loan of each New Tranche B Term Lender shall mature in 27 consecutive quarterly installments, commencing on June 30, 2001, each of which shall be in an amount equal to such Lender's New Tranche B Term Percentage multiplied by the amount set forth below opposite such installment.

                  Installment                          Principal Amount
                  -----------                          ----------------

                  June 30, 2001                                $250,000
                  September 30, 2001                           $250,000

                  December 31, 2001                            $250,000
                  March 31, 2002                               $250,000
                  June 30, 2002                                $250,000
                  September 30, 2002                           $250,000

                  December 31, 2002                            $250,000
                  March 31, 2003                               $250,000
                  June 30, 2003                                $250,000
                  September 30, 2003                           $250,000

                  Installment                          Principal Amount
                  -----------                          ----------------

                  December 31, 2003                            $250,000
                  March 31, 2004                               $250,000
                  June 30, 2004                                $250,000
                  September 30, 2004                           $250,000

                  December 31, 2004                            $250,000
                  March 31, 2005                               $250,000
                  June 30, 2005                                $250,000
                  September 30, 2005                           $250,000

                  December 31, 2005                            $250,000
                  March 31, 2006                               $250,000
                  June 30, 2006                                $250,000
                  September 30, 2006                           $250,000

                  December 31, 2006                            $250,000
                  March 31, 2007                            $63,500,000
                  June 30, 2007                             $63,500,000
                  September 30, 2007                        $63,500,000

                  December 31, 2007                         $63,750,000

                  5. AMENDMENT TO SUBSECTION 2.9 OF THE CREDIT AGREEMENT. Subsection 2.9 of the Credit Agreement is hereby amended by deleting the final sentence of such subsection and substituting in lieu thereof the following:

                  "The Borrower also agrees to pay to the Agents, without duplication, (i) the fees described in the Commitment Letter, dated October 16, 1998, from the Agents, CSI and Salomon Brothers Holding Company to the Borrower and (ii) the fees described in the Fee Letter."

                  6. AMENDMENT TO SUBSECTION 2.11(b) OF THE CREDIT AGREEMENT. Subsection 2.11(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety.

                  7. AMENDMENT TO SUBSECTION 2.12(g) OF THE CREDIT AGREEMENT. Subsection 2.12(g) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "(g) Notwithstanding anything to the contrary in subsection 2.12(f) or 2.18, with respect to the amount of any optional prepayment described in subsection 2.11 that is allocated to New Tranche B Term Loans (such amount, the "NEW TRANCHE B PREPAYMENT AMOUNT"), at any time when Tranche A Term Loans remain outstanding, the Borrower will, in lieu of applying such amount to the prepayment of New Tranche B Term Loans, as provided in paragraph (f) above, on the date specified in subsection 2.11 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative

Agent prepare and provide to each New Tranche B Term Lender a notice (each, a "PREPAYMENT OPTION NOTICE") as described below. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each New Tranche B Term Lender a Prepayment Option Notice, which shall be in the form of Exhibit L, and shall include an offer by the Borrower to prepay on the date (each a "PREPAYMENT DATE") that is 10 Business Days after the date of the Prepayment Option Notice, the relevant Term Loans of such Lender by an amount equal to the portion of the New Tranche B Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's New Tranche B Term Loans. On the Prepayment Date, (i) the Borrower shall pay to the relevant New Tranche B Term Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Term Loans in respect of which such Lenders have accepted prepayment as described above (such Lenders, the "ACCEPTING LENDERS") and (ii) the Borrower shall pay to the Tranche A Lenders an amount equal to the portion of the New Tranche B Prepayment Amount not accepted by the Accepting Lenders, and such amount shall be applied to the prepayment of the Tranche A Term Loans; PROVIDED that each Tranche A French Subtranche Term Loan Lender and each Tranche A German Subtranche Term Loan Lender may refuse in accordance with a procedure adopted by the Administrative Agent similar to that set forth above for the application of any portion of such New Tranche B Prepayment Amount to the prepayments of such Term Loans."

                  8. AMENDMENT TO SUBSECTION 2.18(a) OF THE CREDIT AGREEMENT. Subsection 2.18(a) of the Credit Agreement is hereby amended by deleting therefrom the phrase "Tranche B Term Percentages, Tranche C Term Percentages" and substituting in lieu thereof the phrase "New Tranche B Term Percentages".

                  9. AMENDMENT TO SUBSECTION 2.18(c) OF THE CREDIT AGREEMENT. Subsection 2.18(c) of the Credit Agreement is hereby amended by (i) deleting the phrase "the Tranche B Term Loans and the Tranche C Term Loans" wherever it appears therein and substituting in lieu thereof the phrase "New Tranche B Term Loans" or the phrase "and the New Tranche B Term Loans" as the context requires and (ii) deleting subsection 2.18(c)(i)(B) in its entirety and substituting in lieu thereof the following:

                  "(B) if such Asset Sale is of any other assets, to the extent that such Term Loans are then outstanding, to the New Tranche B Term Loans and thereafter as provided above."

                  10. AMENDMENTS TO SUBSECTION 2.22(c) OF THE CREDIT AGREEMENT. Subsection 2.22(c) of the Credit Agreement is hereby amended by deleting therefrom the phrase "Tranche B Term Loans and Tranche C Term Loans" and substituting in lieu thereof the phrase "New Tranche B Term Loans".

                  11. AMENDMENT TO SUBSECTION 2.24 OF THE CREDIT AGREEMENT. Subsection 2.24 of the Credit Agreement is hereby amended by adding the following paragraph (c) immediately after paragraph (b) thereof:

                  "(c) The proceeds of the New Tranche B Term Loans on the Amendment and Restatement Effective Date shall be used by the Borrower (i) to refinance the Tranche B Term

Loans and the Tranche C Term Loans under the Credit Agreement and (ii) for working capital and other general corporate purposes of the Borrower."

                  12. AMENDMENT TO SUBSECTION 2.28(a) OF THE CREDIT AGREEMENT. Subsection 2.28 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "2.28 COMMITMENT INCREASES. (a) From time to time the Borrower may, with the consent of the Administrative Agent and one or more (i) of the Revolving Credit Lenders and/or (ii) banks or other financial institutions arranged by CSI in consultation with the Borrower (each such entity a "NEW REVOLVING CREDIT Lender"), increase the Total Revolving Credit Commitments by an aggregate amount of not less than $25,000,000, which increase shall be provided by such Revolving Credit Lenders and/or New Revolving Credit Lenders. Any such increase in the Total Revolving Credit Commitments shall be evidenced by (x) in the case of clause (i) above, the execution and delivery by the Borrower, the Subsidiary Borrowers, the Administrative Agent and such Revolving Credit Lender of a Commitment Increase Supplement, substantially in the form of Exhibit N (a "COMMITMENT INCREASE SUPPLEMENT") and (y) in the case of clause (ii) above, the execution and delivery by the Borrower, the Subsidiary Borrowers, the Administrative Agent and such New Revolving Credit Lender of a New Lender Supplement, substantially in the form of Exhibit O (a "NEW LENDER SUPPLEMENT"), and shall be effective as of the date specified for effectiveness in such Commitment Increase Supplement or New Lender Supplement, as the case may be, whereupon such Revolving Credit Lender or New Revolving Credit Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Revolving Credit Commitment as so increased or provided, and
Schedule 1 shall be deemed to be amended to so increase the Revolving Credit Commitment of such Revolving Credit Lender and/or add the name and Revolving Credit Commitment of such New Revolving Credit Lender."

                  13. AMENDMENT TO SUBSECTION 4.9 OF THE CREDIT AGREEMENT. Subsection 4.9 of the Credit Agreement is hereby amended by inserting therein, immediately prior to the phrase "and the Transaction Agreements", the phrase ", the 2000 Confidential Information Memorandum".

                  14. AMENDMENT TO SUBSECTION 4.23 OF THE CREDIT AGREEMENT. Subsection 4.23 of the Credit Agreement is hereby deleted in its entirety.

                  15. AMENDMENT TO SUBSECTION 6.11 OF THE CREDIT AGREEMENT. Subsection 6.11 of the Credit Agreement is hereby amended by deleting therefrom the phrase "of any fiscal quarter of the Borrower" and substituting in lieu thereof the phrase "of the second, third and fourth fiscal quarters of any fiscal year of the Borrower".

                  16. AMENDMENT TO SUBSECTION 9.2 OF THE CREDIT AGREEMENT. Subsection 9.2 of the Credit Agreement is hereby amended by deleting therefrom the phrase "the Tranche B Term Loans and the Tranche C Term Loans" and substituting in lieu thereof the phrase "the New Tranche B Term Loans".

                  17. AMENDMENT TO SUBSECTION 9.9 OF THE CREDIT AGREEMENT. Subsection 9.9 of the Credit Agreement is hereby amended by deleting therefrom the phrase "the Tranche B Term Loans and the Tranche C Term Loans" and substituting in lieu thereof the phrase "the New Tranche B Term Loans".

                  18. AMENDMENT TO SUBSECTION 10.6(c) OF THE CREDIT AGREEMENT. Subsection 10.6(c) of the Credit Agreement is hereby amended by (i) deleting therefrom the phrase "$2,000,000 in the aggregate of the Tranche B Term Commitment or the Tranche C Term Commitment" and substituting in lieu thereof the phrase "$1,000,000 of the New Tranche B Term Commitment" and (ii) deleting the phrase "Tranche B Term Loans or Tranche C Term Loans" wherever it appears therein and substituting in lieu thereof the phrase "New Tranche B Term Loans".

                  19. AMENDMENT TO ANNEX A TO THE CREDIT AGREEMENT. Annex A to the Credit Agreement is hereby amended by deleting such Annex in its entirety and substituting in lieu thereof the Annex A attached to this Amendment and Restatement.

                  20. SCHEDULE 1A TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by incorporating therein Schedule 1A to this Amendment and Restatement.

                  21. FORM OF NEW LENDER SUPPLEMENT. The Credit Agreement is hereby amended by adding a new Exhibit O in the form attached to this Amendment and Restatement as Annex B.

                  22. AMENDMENT TO EXHIBIT L OF THE CREDIT AGREEMENT. Exhibit L to the Credit Agreement is hereby amended by deleting such exhibit in its entirety and substituting in lieu thereof a new Exhibit L in the form attached to this Amendment and Restatement as Annex C.

                  23. PREPAYMENT PURSUANT TO SUBSECTION 2.12(f) OF THE CREDIT AGREEMENT. Pursuant to the provisions of subsection 2.12(f) of the Credit Agreement, the Lenders party hereto (which, together with the Lenders executing the Consent (substantially in the form of Annex E to this Amendment and Restatement) shall include the Required Prepayment Lenders) hereby agree that prepayments of the Term Loans with the proceeds of the New Tranche B Term Loans shall not be applied ratably as among the Term Loans, PROVIDED that the proceeds of the New Tranche B Term Loans shall be applied to the prepayment in full of the Tranche B Term Loans and the Tranche C Term Loans.

                  24. CONSENT TO AMENDMENT TO SUBSECTION 1.1 OF THE INTERCREDITOR AGREEMENT. The Majority Lenders (as such term is defined in the Intercreditor Agreement) hereby (or by the execution and delivery of the Consent (substantially in the form of Annex E to this Amendment and Restatement) consent to the amendment of subsection 1.1 of the Intercreditor Agreement by deleting the definition of "Majority Lenders" contained therein in its entirety and substituting in lieu thereof the following definition:

                  "MAJORITY LENDERS": (a) during the period commencing on the Closing Date and ending on the day prior to the Amendment and Restatement Effective Date, (i) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A British Subtranche

Term Loans PLUS (ii) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A French Subtranche Term Loans PLUS (iii) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A German Subtranche Term Loans PLUS (iv) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche B Term Loans PLUS (v) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche C Term Loans PLUS (vi) the Majority Revolving Facility Lenders, and (b) as of the Amendment and Restatement Effective Date and thereafter, (i) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A British Subtranche Term Loans PLUS (ii) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A French Subtranche Term Loans PLUS (iii) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A German Subtranche Term Loans PLUS (iv) the holders of more than 50% of the aggregate unpaid principal amount of the New Tranche B Term Loans PLUS (v) the Majority Revolving Facility Lenders.

                  25. CONSENT TO EXECUTION AND DELIVERY OF ACKNOWLEDGMENT AND CONFIRMATION. The Majority Lenders (as such term is defined in the Intercreditor Agreement) hereby (or by the execution and delivery of the Consent (substantially in the form of Annex E to this Amendment and Restatement)) consent to the execution and delivery by the Administrative Agent of the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement referred to in paragraph 3 of Section V hereof.

                  IV. REPRESENTATIONS AND WARRANTIES.
                  1. GENERAL. On and as of the date hereof, and after giving effect to this Amendment and Restatement, each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement as amended hereby (with references therein to "the Agreement" being deemed for this purpose to refer to this Amendment and Restatement). To the extent that such representations and warranties expressly relate to a specific earlier date, each of the Borrower and each applicable Subsidiary Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

                  2. FINANCIAL CONDITION. The Borrower hereby represents and warrants to the Administrative Agent and to each Lender that the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 30, 1999 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Pricewaterhouse Coopers L.L.P. and the unaudited consolidated statements of income and of cash flows for the fiscal period ended July 1, 2000, copies of which have heretofore been delivered to each of the Lenders, are complete and correct and present fairly in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such respective dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal year or fiscal period then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the balance sheet referred to above, any material obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in Schedule 4.1 to the Agreement. Since September 30, 1999, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

                  V. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT AND RESTATEMENT. This Amendment and Restatement shall become effective on the date upon which the conditions set forth in this Section V shall have been satisfied (the "AMENDMENT AND RESTATEMENT EFFECTIVE DATE") and the obligation of each New Tranche B Term Lender to make its New Tranche B Term Loan, of each Revolving Credit Lender to continue to make Revolving Credit Loans and of the Issuing Lender to continue to issue any Letter of Credit requested to be issued by it hereunder is subject to the satisfaction of the following conditions precedent on or prior to December 5, 2000:

                  1. EXECUTION OF AGREEMENT. The Administrative Agent shall have received this Amendment and Restatement, executed and delivered by the Borrower and each of the Subsidiary Borrowers party to this Amendment and Restatement as of the Amendment and Restatement Effective Date, by the New Tranche B Term Lenders, by the Majority Facility Lenders in respect of the Tranche A Term Facility and the Revolving Facility.

                  2. COMMITMENT INCREASE SUPPLEMENTS AND NEW LENDER SUPPLEMENTS. The Administrative Agent shall have received Commitment Increase Supplements from each Revolving Credit Lender providing an increased Revolving Credit Commitment and New Lender Supplements from each New Revolving Credit Lender providing a Revolving Credit Commitment pursuant to subsection 2.28 of the Agreement.

                  3. ACKNOWLEDGMENT AND CONFIRMATION OF GUARANTEE AND COLLATERAL AGREEMENTS AND INTERCREDITOR AGREEMENT. The Administrative Agent shall have received the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement (substantially in the form of Annex D to this Amendment and Restatement), duly executed and delivered by duly authorized officers of the parties thereto.

                  4. CONSENT. The Administrative Agent shall have received the Consent (substantially in the form of Annex E to this Amendment and Restatement), duly executed and delivered by those Lenders which, together with the Tranche B Term Lenders and Tranche C Term Lenders executing and delivering this Amendment and Restatement, constitute the Majority Facility Lenders in respect of the Tranche B Term Facility and the Tranche C Term Facility.

                  5. NOTES. Each requesting New Tranche B Term Lender and New Revolving Credit Lender shall have received a Term Note or a Revolving Credit Note, as the case may be, each duly executed and delivered by a duly authorized officer of the Borrower and each applicable Subsidiary Borrower.

                  6. FINANCIAL STATEMENTS. The Required Prepayment Lenders and New Tranche B Term Lenders shall have received (i) audited financial statements of the Borrower for the 1997, 1998 and 1999 fiscal years, and (ii) unaudited interim consolidated financial statements of the Borrower for each fiscal quarter ended after September 30, 1999 as to which such financial statements are available and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of the Borrower and its Subsidiaries from that reflected in the financial statements or projections contained in the 2000 Confidential Information Memorandum.

                  7. FEES. The Administrative Agent, the Arranger and the Lenders each shall have received for its own account all fees and any other amounts payable on the Amendment and Restatement Effective Date pursuant to the Fee Letter or pursuant to the Agreement and all expenses for which invoices have been presented on or before the Amendment and Restatement Effective Date.

                  8. BUSINESS PLAN. The Lenders shall have received a satisfactory business plan for fiscal years 2001 through 2007 of the Borrower and a satisfactory written analysis of the business and prospects of the Borrower and its Subsidiaries for the period from the Amendment and Restatement Effective Date.

                  9. LEGAL OPINION OF COUNSEL TO THE BORROWER AND THE DOMESTIC SUBSIDIARY BORROWERS. The Administrative Agent and each Lender shall have received an executed legal opinion of Vorys, Sater, Seymour and Pease LLP, special counsel to the Borrower and its Domestic Subsidiaries, dated the Amendment and Restatement Effective Date and addressed to the Administrative Agent and the Lenders substantially in the form of Exhibit F to the Agreement. Such legal opinions shall cover such other matters incident to the transactions contemplated by this Agreement as the Lenders may reasonably require in form and substance satisfactory to the Administrative Agent.

                  10. CORPORATE PROCEEDINGS OF THE BORROWER AND ITS SUBSIDIARIES. (a) The Administrative Agent shall have received a copy of a certificate of a Responsible Officer of the Borrower and each of its Domestic Subsidiaries executing this Amendment and Restatement and the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement, attached to which shall be a copy of the resolutions (in form and substance reasonably satisfactory to the Administrative Agent and its counsel) of the Board of Directors of each of the Borrower and each of its Subsidiaries executing this Amendment and Restatement and the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement authorizing on or within 30 days prior to the Amendment and Restatement Effective Date (i) the execution, delivery and performance of this Amendment and Restatement and the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement, (ii) the consummation of the transactions contemplated hereby and thereby and (iii) the borrowings herein provided for. Each such certificate shall (A) state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date of such certificate, (B) specify the names and titles of the officers of the Borrower or such Subsidiary, as the case may be, authorized to sign the Loan Documents to which it is a party and (C) contain specimens of the signatures of such officers.

                   (b) The Administrative Agent shall have received a copy of a certificate of a Responsible Officer of the Borrower, certifying that the resolutions of the Board of Directors of each of the Foreign Subsidiaries of the Borrower executing this Amendment and Restatement and the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement adopted in connection with the Credit Agreement or this Amendment and Restatement authorize (or, in the case of resolutions adopted after the Amendment and Restatement Effective Date, will authorize or ratify) (i) the execution, delivery and performance of this Amendment and Restatement and the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement or an appropriate confirmation thereof, (ii) the consummation of the transactions contemplated hereby and thereby and (iii) the borrowings herein provided for. Such certificate shall (A) state that any such existing resolutions have not been amended, modified, revoked or rescinded as of the date of such certificate, (B) specify the names and capacities of the agents of each such Foreign Subsidiary authorized to sign the Loan Documents to which it is a party and (C) contain specimens of the signatures of such agents. The Borrower agrees, to the extent that any such resolutions of any such Foreign Subsidiaries have not been adopted on or prior to the Amendment and Restatement Effective Date, to cause such resolutions to be promptly adopted thereafter.

                  11. NO PROCEEDING OR LITIGATION; NO INJUNCTIVE RELIEF. No action, suit, investigation or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with this Agreement or any transaction contemplated hereby except as set forth in Schedule 5.1(k) or (ii) which, in any case, in the reasonable judgment of the Administrative Agent, could reasonably be expected to have a Material Adverse Effect.

                  12. CONSENTS, LICENSES, APPROVALS, ETC. All governmental and third party consents, licenses and approvals necessary in connection with the continuing operations of the Borrower and its Subsidiaries and the financing contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

                  13. REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrower and its Subsidiaries in or pursuant to the Agreement, any other Loan Document or the Transaction Agreements to which it is a party and the representations of the Borrower and its Subsidiaries which are contained in any certificate, document or financial or other statement furnished pursuant hereto or thereto on or before the Amendment and Restatement Effective Date shall be true and correct in all material respects on and as of the Amendment and Restatement Effective Date as if made on and as of such date both before and after giving effect to the making of the New Tranche B Term Loans and any Revolving Credit Loans hereunder.

                  14. NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing hereunder after giving effect to the making of any Extension of Credit hereunder.

                  15. BORROWING CERTIFICATE. The Administrative Agent shall have received, with a counterpart for each Lender, a Borrowing Certificate, dated the Amendment and Restatement Effective Date, substantially in the form of Exhibit G to the Agreement, with appropriate insertions, executed by a duly authorized Responsible Officer of the Borrower.

                  16. ADDITIONAL MATTERS. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents, including, without limitation, documentation concerning the status of all labor, tax, employee benefit and health and safety matters involving the Borrower and its Subsidiaries shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

                  17. ADDITIONAL INFORMATION. The Administrative Agent shall have received such additional information which the Administrative Agent shall have reasonably requested, including, without limitation, copies of any debt agreements, security agreements, tax sharing agreements, employment agreements, management compensation arrangements, financing arrangements and other material contracts, and such agreements or arrangements shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

                  VI. GENERAL PROVISIONS.
                  1. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement, as amended and restated by this Amendment and Restatement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of any Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Restatement).

                  2. EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment and Restatement, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  3. NEW TRANCHE B TERM LENDERS. Each New Tranche B Term Lender hereby agrees that it shall, on the Amendment and Restatement Effective Date, become a Lender for all purposes of the Agreement to the same extent as if originally a party thereto. Each such New Tranche B Term Lender (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section V of this Amendment and Restatement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and Restatement; (b) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any instrument or document furnished pursuant hereto or thereto; (c) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Agreement or any instrument or document furnished pursuant thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (d) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as a Lender including its obligation pursuant to subsection 2.22 of the Agreement.

                  4. GOVERNING LAW. THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. IT IS EXPRESSLY AGREED THAT THIS AMENDMENT AND RESTATEMENT BENEFITS FROM AND IS COVERED BY THE PROVISIONS OF SUBSECTIONS 10.11, 10.14,
10.15 AND 10.16 OF THE CREDIT AGREEMENT.

                  5. COUNTERPARTS. This Amendment and Restatement may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment and Restatement by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  6. NO RECOURSE TO OFFICERS. It is agreed that any officer or agent of any Foreign Subsidiary of the Borrower executing and delivering this Amendment and Restatement and the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement on behalf of any such Foreign Subsidiary shall not be personally liable in any way for so doing.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        THE SCOTTS COMPANY

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Vice President and Treasurer

                                        OM SCOTT INTERNATIONAL INVESTMENTS LTD.

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        MIRACLE GARDEN CARE LIMITED

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        SCOTTS HOLDINGS LIMITED

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        HYPONEX CORPORATION

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Vice President and Treasurer

                                        SCOTTS MANUFACTURING COMPANY

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Vice President and Treasurer

                                        SCOTTS CELAFLOR GMBH & CO. KG

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Einzelvertretungsberechtigt

                                        SCOTTS BELGIUM BVBA

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        THE SCOTTS COMPANY (UK) LTD.

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        SCOTTS CANADA LTD.

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        SCOTTS INTERNATIONAL B.V.

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        ASEF B.V.

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        SCOTTS-SIERRA HORTICULTURAL PRODUCTS
                                        COMPANY

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Vice President and Treasurer

                                        REPUBLIC TOOL & MANUFACTURING CORP.

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Vice President and Treasurer

                                        SCOTTS-SIERRA INVESTMENTS, INC.

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Vice President and Treasurer

                                        SCOTTS FRANCE HOLDINGS SARL

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        SCOTTS FRANCE SARL

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                                        SCOTTS HOLDING GMBH

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Einzelvertretungsberechtigt

                                        SCOTTS AUSTRALIA PTY LTD.

                                        By: /s/ Rebecca J. Bruening
                                           ------------------------------------
                                        Name: Rebecca J. Bruening
                                        Title: Power of Attorney

                           CREDIT LYONNAIS NEW YORK BRANCH, as
                           Co-Documentation Agent and as a Lender


                           By: /s/ Attila Koc
                              --------------------------------------------------
                               Name: Attila Koc
                               Title: Senior Vice President


                           BANK ONE, MICHIGAN, as successor to NBD BANK, as Co-Documentation Agent and as a Lender


                           By: /s/ Thomas E. Redmond
                              --------------------------------------------------
                           Name: Thomas E. Redmond
                           Title: Managing Director


                           THE CHASE MANHATTAN BANK, as Administrative Agent and as a Lender


                           By: /s/ Randolph E. Cates
                              --------------------------------------------------
                           Name: /s/ Randolph E. Cates
                           Title: Vice President


                           ABN AMRO BANK N.V., Pittsburgh


                           By: /s/ Thomas Comfort
                              --------------------------------------------------
                           Name: Thomas Comfort
                           Title: Senior Vice President


                           By: /s/ Jonathan F. Chiarieri
                              --------------------------------------------------
                           Name: Jonathan F. Chiarieri
                           Title: Officer


                           BHF (USA) CAPITAL CORPORATION


                           By: /s/ Thomas J. Scifo
                              --------------------------------------------------
                           Name: Thomas J. Scifo
                           Title: Vice President Portfolio Manager


                           By: /s/ Aurelio Almonte
                              --------------------------------------------------
                           Name: Aurelio Almonte
                           Title:  Associate


                           BALANCED HIGH YIELD FUND II LTD.
                           By: BHF (USA) Capital Corporation, as
                           Attorney-in-Fact


                           By: /s/ Thomas J. Scifo
                              --------------------------------------------------
                           Name: Thomas J. Scifo
                           Title: Vice President Portfolio Manager


                           By: /s/ Aurelio Almonte
                              --------------------------------------------------
                           Name: Aurelio Almonte
                           Title:  Associate


                           BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.


                           By: /s/ Francesco Ossino
                              --------------------------------------------------
                           Name: Francesco Ossino
                           Title: Vice President


                           By: /s/ David M. Harnisch
                              --------------------------------------------------
                           Name: David M. Harnisch
                           Title: Senior Vice President

                           BANK OF AMERICA, N.A.


                           By: /s/ Gretchen Spoo
                              --------------------------------------------------
                           Name: Gretchen Spoo
                           Title: Vice President


                           THE BANK OF NEW YORK


                           By: /s/ Thomas C. McCrohan
                              --------------------------------------------------
                           Name: Thomas C. McCrohan
                           Title: Vice President



                           THE BANK OF NOVA SCOTIA


                           By: /s/ F.C.H. Ashby
                              --------------------------------------------------
                           Name: F.C.H. Ashby
                           Title: Sr. Manager-Loan Operations


                           BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                           By: /s/ Friedrich N. Wilms
                              --------------------------------------------------
                           Name: Friedrich N. Wilms
                           Title: Vice President & Global
                                  Relationship Manager


                           CITICORP USA, INC.


                           By: /s/ Nicolas T. Erni
                              --------------------------------------------------
                           Name: Nicolas T. Erni
                           Title: VP


                           COMERICA BANK, Detroit


                           By: /s/ Anthony L. Davis
                              --------------------------------------------------
                           Name: Anthony L. Davis
                           Title: Assistant Vice President


                           COLUMBUS LOAN FUNDING LTD

                           By: Travelers Asset Management International
                               Company LLC

                           By: /s/ Allen R. Cantrell
                              --------------------------------------------------
                           Name: Allen R. Cantrell
                           Title: Investment Officer


                           CREDIT AGRICOLE INDOSUEZ, Chicago


                           By: /s/ Bradley C. Peterson
                              --------------------------------------------------
                           Name: Bradley C. Peterson
                           Title: Vice President, Manager


                           By: /s/ Theodore D. Tice
                              --------------------------------------------------
                           Name: Theodore D. Tice
                           Title: Senior Relationship Manager


                           CYPRESSTREE INVESTMENT
                           MANAGEMENT COMPANY, INC.
                           As: Attorney-in-Fact and on behalf of First
                           Allmerica Financial Life Insurance
                           Company as Portfolio Manager

                           By: /s/ Jeffrey W. Heuer
                              --------------------------------------------------
                           Name: Jeffrey W. Heuer
                           Title: Principal


                           DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                           By: /s/ Ken Hamilton
                              --------------------------------------------------
                           Name: Ken Hamilton
                           Title: Senior Vice President

                           By: /s/ Vincent Carotenuto
                              --------------------------------------------------
                           Name: Vincent Carotenuto
                           Title: Assistant Vice President

                           ERSTE BANK NEW YORK


                           By: /s/ Arcinee Hovanessian
                              --------------------------------------------------
                           Name: Arcinee Hovanessian
                           Title: Vice President Erste Bank New
                                  York Branch


                           By: /s/ John S. Runnion
                              --------------------------------------------------
                           Name: John S. Runnion
                           Title: First Vice President Erste Bank
                                  New York Branch


                           FIFTH THIRD BANK OF COLUMBUS


                           By: /s/ Ted Lape
                               -------------------------------------------------
                           Name: Ted Lape
                           Title: V.P.


                           FIRST UNION NATIONAL BANK


                           By: /s/ Andrew Payne
                               -------------------------------------------------
                           Name: Andrew Payne
                           Title: V.P.


                           FIRSTAR BANK N.A.


                           By: /s/ Robert H. Friend
                               -------------------------------------------------
                           Name: Robert H. Friend
                           Title: Vice President


                           FLEET NATIONAL BANK


                           By: /s/ Marwan Isbaih
                               -------------------------------------------------
                           Name: Marwan Isbaih
                           Title: Director


                           FORTIS CAPITAL CORP.


                           By: /s/ Peter Hanratty
                               -------------------------------------------------
                           Name: Peter Hanratty
                           Title: Officer


                           By: /s/ Walter Gibson
                               -------------------------------------------------
                           Name: Walter Gibson
                           Title: Director

                           FRANKLIN FLOATING RATE MASTER SERIES


                           By: /s/ Chauncey Lufkin
                               -------------------------------------------------
                           Name: Chauncey Lufkin
                           Title: Vice President

                           FREMONT INVESTMENT & LOAN


                           By: /s/ Kannika Viravan
                               -------------------------------------------------
                           Name: Kannika Viravan
                           Title: Vice President


                           THE FUJI BANK, LIMITED


                           By: /s/ Peter L. Chinnici
                               -------------------------------------------------
                           Name: Peter L. Chinnici
                           Title: Senior Vice President & Group Head


                           HARRIS TRUST AND SAVINGS BANK


                           By: /s/ Christopher Fisher
                               -------------------------------------------------
                           Name: Christopher Fisher
                           Title: Vice President


                           HELLER FINANCIAL INC.


                           By: /s/ David R. Campbell
                               -------------------------------------------------
                           Name: David R. Campbell
                           Title: Vice President


                           THE HUNTINGTON NATIONAL BANK


                           By: /s/ Mark A. Koscielski
                               -------------------------------------------------
                           Name: Mark A. Koscielski
                           Title: Vice President


                           KZH RIVERSIDE LLC


                           By: /s/ Kimberly Rowe
                               -------------------------------------------------
                           Name: Kimberly Rowe
                           Title: Authorized Agent


                           KZH STERLING LLC


                           By: /s/ Kimberly Rowe
                               -------------------------------------------------
                           Name: Kimberly Rowe
                           Title: Authorized Agent


                           KZH CNC LLC


                           By: /s/ Kimberly Rowe
                               -------------------------------------------------
                           Name: Kimberly Rowe
                           Title: Authorized Agent


                           KZH-CYPRESSTREE-1 LLC


                           By: /s/ Kimberly Rowe
                               -------------------------------------------------
                           Name: Kimberly Rowe
                           Title: Authorized Agent

                           KZH-LANGDALE LLC


                           By: /s/ Kimberly Rowe
                               -------------------------------------------------
                           Name: Kimberly Rowe
                           Title: Authorized Agent


                           KZH HIGHLAND-2 LLC


                           By: /s/ Peter Chin
                               -------------------------------------------------
                           Name: Peter Chin
                           Title: Authorized Agent

                           KZH-SOLEIL-2 LLC


                           By: /s/ Kimberly Rowe
                               -------------------------------------------------
                           Name: Kimberly Rowe
                           Title: Authorized Agent


                           LANDESBANK RHEINLAND-PFALZ GIROZENTRALE


                           By: /s/ Stefan Gilsdorf
                               -------------------------------------------------
                           Name: Stefan Gilsdorf
                           Title: SVP


                           By: /s/ Daniela Spies
                               -------------------------------------------------
                           Name: Daniela Spies
                           Title: VP

                           METROPOLITAN LIFE INSURANCE COMPANY


                           By: /s/ James R. Dingler
                               -------------------------------------------------
                           Name: James R. Dingler
                           Title: Director


                           MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


                           By: /s/ Sheila A. Finnerty
                               -------------------------------------------------
                           Name: Sheila A. Finnerty
                           Title: Senior Vice President


                           NATIONAL CITY BANK


                           By: /s/ Anthony F. Salvatore
                               -------------------------------------------------
                           Name: Anthony F. Salvatore
                           Title: Vice President


                           NORTH AMERICAN SENIOR FLOATING RATE FUND
                           By: CypressTree Investment Management Company, Inc. as Portfolio Manager


                           By: /s/ Jeffrey W. Heuer
                               -------------------------------------------------
                           Name: Jeffrey W. Heuer
                           Title: Principal


                           NUVEEN SENIOR INCOME FUND
                           By: Nuveen Senior Loan Asset Management Inc.


                           By: /s/ Todd Abramson
                               -------------------------------------------------
                           Name: Todd Abramson
                           Title: Vice President


                           OLYMPIC FUNDING TRUST, SERIES 1999-1


                           By: /s/ Ann E. Morris
                               -------------------------------------------------
                           Name: Ann E. Morris
                           Title: Authorized Agent


                           BNP PARIBAS


                           By: /s/ Karen E. Coons
                               -------------------------------------------------
                           Name: Karen E. Coons
                           Title: Vice President


                           By: /s/ Ann B. McAloon
                               -------------------------------------------------
                           Name: Ann B. McAloon
                           Title: Vice President

                           PINEHURST TRADING, INC.


                           By: /s/ Ann E. Morris
                               -------------------------------------------------
                           Name: Ann E. Morris
                           Title: Asst. Vice President


                           PPM SPYGLASS FUNDING TRUST


                           By: /s/ Ann E. Morris
                               -------------------------------------------------
                           Name: Ann E. Morris
                           Title: Authorized Agent


                           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                           By: /s/ B. Ross Smead
                               -------------------------------------------------
                           Name: B. Ross Smead
                           Title:


                           SALOMON SMITH BARNEY INC., as
                           Syndication Agent

                           By: /s/ Nicolas T. Erni
                               -------------------------------------------------
                           Name: Nicolas T. Erni
                           Title: Attorney In Fact


                           SRF 2000 LLC

                           By: /s/ Ann E. Morris
                               -------------------------------------------------
                           Name: Ann E. Morris
                           Title: Asst. Vice President


                           SUNTRUST BANK


                           By: /s/ Stephen L. Leister
                               -------------------------------------------------
                           Name: Stephen L. Leister
                           Title: Vice President


                           TORONTO DOMINION (NEW YORK), INC.


                           By: /s/ Gwen Zirkle
                               -------------------------------------------------
                           Name: Gwen Zirkle
                           Title: Vice President


                           THE TRAVELERS INSURANCE COMPANY


                           By: /s/ Allen R. Cantrell
                               -------------------------------------------------
                           Name: Allen R. Cantrell
                           Title: Investment Officer


                           WINGED FOOT FUNDING TRUST


                           By: /s/ Ann E. Morris
                               -------------------------------------------------
                           Name: Ann E. Morris
                           Title: Authorized Agent

                                                                         Annex A

      PRICING GRID FOR REVOLVING CREDIT LOANS, TERM LOANS AND FACILITY FEE


                                    Applicable                   Applicable                 Applicable
                                      Margin                       Margin                    Margin
                                 Revolving Credit                Tranche A                 New Tranche B
                                      Loans                      Term Loans                  Term Loans
   Leverage                  -----------------------       -----------------------     -----------------------    Facility
     Ratio                   Eurocurrency        ABR       Eurocurrency       ABR      Eurocurrency       ABR       Fee
     -----                   ------------        ---       ------------       ---      ------------       ---       ---
greater than
or equal to 4.00 to 1.0           2.25%          1.00%          2.75%          N/A          2.75%         1.50%     0.500%
greater than
or equal to 3.75 to 1.0           2.00%          0.75%          2.50%          N/A          2.50%         1.25%     0.500%
greater than
or equal to 3.00 to 1.0           1.75%          0.50%          2.25%          N/A          2.50%         1.25%     0.500%
greater than
or equal to 2.50 to 1.0          1.625%         0.375%          2.00%          N/A          2.50%         1.25%     0.375%
greater than
or equal to 2.25 to 1.0           1.45%          0.20%          1.75%          N/A          2.50%         1.25%     0.300%
less than 2.25 to 1.0             1.20%          0.00%          1.50%          N/A          2.25%         1.00%     0.300%
==================         ============     ==========   ================  ========    ============== ========= ==========

         Changes in the Applicable Margin or in the Facility Fee Rate resulting from changes in the Leverage Ratio shall become effective on the date (the "ADJUSTMENT DATE") on which financial statements are delivered to the Lenders pursuant to subsection 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year of the Borrower or the 90th day after the end of each fiscal year of the Borrower, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than or equal to 4.00 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Leverage Ratio shall for the purposes of this definition be deemed to be greater than 4.0 to 1.0. Each determination of the Leverage Ratio pursuant to this pricing grid shall be made with respect to (or, in the case of Average Total Indebtedness, as at the end of) the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.

                                                                         Annex B

                          FORM OF NEW LENDER SUPPLEMENT

         SUPPLEMENT, dated __________ to the Credit Agreement, dated as of December 4, 1998, as amended and restated by the Amendment and Restatement to the Credit Agreement, dated as of December 5, 2000 (as amended, supplemented or otherwise modified from time to time, the "Agreement") among THE SCOTTS COMPANY, an Ohio corporation (the "BORROWER" or "SCOTTS"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts Manufacturing Company, Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Belgium BVBA, The Scotts Company (UK) Ltd., Scotts Canada Ltd., Scotts International B.V., ASEF B.V., Scotts Australia PTY Ltd., and the other subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "SUBSIDIARY BORROWERS"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "CHASE"), as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), SALOMON SMITH BARNEY, INC., as syndication agent (the "SYNDICATION AGENT"), CREDIT LYONNAIS NEW YORK BRANCH (together with its banking affiliates, "CREDIT LYONNAIS") and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "CO-DOCUMENTATION AGENTS"), and Chase Securities Inc., as lead arranger (the "LEAD ARRANGER") and as the book manager (the "BOOK MANAGER").

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, the Agreement provides in subsection 2.28(a) thereof that any bank, financial institution or other entity, although not originally a party thereto, may, pursuant to such subsection, become a party to the Credit Agreement with the consent of the Borrower and the Administrative Agent by executing and delivering to the Borrower and the Administrative Agent a supplement to the Agreement in substantially the form of this Supplement; and

         WHEREAS, the undersigned was not an original party to the Agreement but now desires to become a party thereto;

         NOW, THEREFORE, the undersigned hereby agrees as follows:

                  1. The undersigned agrees to be bound by the provisions of the Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent, become a Lender for all purposes of the Agreement to the same extent as if originally a party thereto, with a Revolving Credit Commitment of $__________________. Such Revolving Credit Commitment shall be available in Dollars and in the Optional Currencies listed below and from the Lending Installations outside of the U.S. listed below:

                    Optional Currencies            Lending Installations
                    -------------------            ---------------------

                    -------------------            ---------------------

                    -------------------            ---------------------

                    -------------------            ---------------------

                  2. The undersigned (a) confirms that it has received a copy of the Agreement, together with copies of the financial statements delivered pursuant to Section V of the Amendment and Restatement thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (b) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement or any instrument or document furnished pursuant hereto or thereto; (c) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (d) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.22 of the Agreement.

                  3. The undersigned's address for notices for the purposes of the Agreement is as follows:

                             ----------------------------

                             ----------------------------

                             ----------------------------

                  4. Terms defined in the Agreement shall have their defined meanings when used herein.

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                       [INSERT NAME OF LENDER]


                                       By________________________________
                                        Title:

Accepted this _____ day of

__________________, ______.

THE SCOTTS COMPANY


By: __________________________
      Name:
      Title:

OM SCOTT INTERNATIONAL INVESTMENTS LTD.


By: __________________________
      Name:
      Title:

MIRACLE GARDEN CARE LIMITED


By: __________________________
      Name:
      Title:

SCOTTS HOLDINGS LIMITED


By: __________________________
      Name:
      Title:

HYPONEX CORPORATION


By: __________________________
      Name:
      Title:

SCOTTS MANUFACTURING COMPANY


By: __________________________
      Name:
      Title:

SCOTTS-SIERRA HORTICULTURAL PRODUCTS COMPANY


By: __________________________
      Name:
      Title:

REPUBLIC TOOL & MANUFACTURING CORP.


By: __________________________
      Name:
      Title:

SCOTTS-SIERRA INVESTMENTS, INC.


By: __________________________
      Name:
      Title:

SCOTTS FRANCE HOLDINGS SARL


By: __________________________
      Name:
      Title:

SCOTTS FRANCE SARL


By: __________________________
      Name:
      Title:

SCOTTS HOLDING GMBH


By: __________________________
      Name:
      Title:

SCOTTS CELAFLOR GMBH & CO. KG


By: __________________________
      Name:
      Title:

SCOTTS BELGIUM BVBA


By: __________________________
      Name:
      Title:

THE SCOTTS COMPANY (UK) LTD.


By: __________________________
      Name:
      Title:

SCOTTS CANADA LTD.


By: __________________________
      Name:
      Title:

SCOTTS INTERNATIONAL B.V.


By: __________________________
      Name:
      Title:

ASEF B.V.


By: __________________________
      Name:
      Title:

SCOTTS AUSTRALIA PTY LTD.


By: __________________________
      Name:
      Title:

Accepted this ____ day of

_________________, _______.

THE CHASE MANHATTAN BANK,
as Administrative Agent


By: __________________________
      Name:
      Title:

                                                                         Annex C


                                                                       EXHIBIT L



                       [FORM OF PREPAYMENT OPTION NOTICE]

                            PREPAYMENT OPTION NOTICE




                  Attention of [  ]

                  Telecopy No. [  ]



                                                                          [Date]


                  Ladies and Gentlemen:

                  The undersigned, The Chase Manhattan Bank, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, refers to the Amended and Restated Credit Agreement, dated as of December 5, 2000 (the "AMENDMENT AND RESTATEMENT") of the Credit Agreement, dated as of December 4, 1998 (the "CREDIT AGREEMENT"; the Credit Agreement as amended by the Amendment and Restatement and as may be further amended, modified or supplemented from time to time, the "AGREEMENT"), among The Scotts Company, an Ohio corporation (the "BORROWER" or "SCOTTS"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts Manufacturing Company, Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Belgium BVBA, The Scotts Company (UK) Ltd., Scotts Canada Ltd., Scotts International B.V., ASEF B.V., Scotts Australia PTY Ltd., and the other subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "SUBSIDIARY BORROWERS"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), The Chase Manhattan Bank, a New York banking corporation ("CHASE"), as agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT"), Salomon Smith Barney, Inc., as syndication agent (the "SYNDICATION AGENT"), Credit Lyonnais Chicago Branch and Bank One, Michigan, as successor to NBD Bank, as co-documentation agents (the "CO-DOCUMENTATION AGENTS"), and Chase Securities Inc., as lead arranger (the "LEAD ARRANGER") and as the book manager (the "BOOK MANAGER"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. The Administrative Agent hereby gives notice of an offer of prepayment made by the Borrower pursuant to subsection 2.12(g) of the Agreement of the New Tranche B Prepayment Amount. Amounts applied to prepay the New Tranche B Term Loans shall be applied pro rata to the New Tranche B Term Loan held by you. The portion of the prepayment amount to be allocated to the New Tranche B Term Loan held by you and the date on which such prepayment will be made to you (should you elect to receive such prepayment) are set forth below:

(A)   Total New Tranche B Prepayment Amount                         ___________

(B)   Portion of New Tranche B Prepayment Amount to be received by
      you                                                           ___________

(C)   Prepayment Date (10 Business Days after the date of this
      Prepayment Option Notice)                                     ___________


                  IF YOU DO NOT WISH TO RECEIVE ALL OF THE NEW TRANCHE B PREPAYMENT AMOUNT TO BE ALLOCATED TO YOU ON THE PREPAYMENT DATE INDICATED IN PARAGRAPH (B) ABOVE, please sign this notice in the space provided below and indicate the percentage of the New Tranche B Prepayment Amount otherwise payable which you do not wish to receive. Please return this notice as so completed via telecopy to the attention of [___________________] at ____________________, NO
LATER THAN 10:00 A.M., NEW YORK CITY TIME, on the Prepayment Date, at Telecopy No. [________________]. IF YOU DO NOT RETURN THIS NOTICE, YOU WILL RECEIVE 100% OF THE NEW TRANCHE B PREPAYMENT ALLOCATED TO YOU ON THE MANDATORY PREPAYMENT DATE.

                                                     THE CHASE MANHATTAN BANK,
                                                     as Administrative Agent


                                                     By:___________________
                                                     Name:
                                                     Title:


                                                     [Lender]


                                                     By:___________________
                                                        Name:
                                                        Title:


                  Percentage of New Tranche B
                  Prepayment Amount
                  Declined: ____%

                                                                         ANNEX D



                         ACKNOWLEDGMENT AND CONFIRMATION
                     OF GUARANTEE AND COLLATERAL AGREEMENTS
                           AND INTERCREDITOR AGREEMENT

                  ACKNOWLEDGMENT AND CONFIRMATION OF GUARANTEE AND COLLATERAL AGREEMENTS AND INTERCREDITOR AGREEMENT, dated as of December 5, 2000 (this "ACKNOWLEDGMENT"), to:

(1)      the Guarantee and Collateral Agreements;

(2)      the Intercreditor Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Subsidiary Borrowers, certain Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of December 4, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "CREDIT AGREEMENT");

                  WHEREAS, concurrently with the execution of this Acknowledgment, the Borrower, the Subsidiary Borrowers, the Lenders and the Administrative Agent will amend and restate the Credit Agreement pursuant to the Amended and Restated Credit Agreement, dated as of December 5, 2000 (the "AMENDMENT AND RESTATEMENT"); the Credit Agreement, as amended and restated by the Amendment and Restatement, and as further amended, supplemented and otherwise modified from time to time, the "AGREEMENT");

                  WHEREAS, each of the parties to each Guarantee and Collateral Agreement wishes to acknowledge and confirm that (i) its obligations and its Liens and security interests created under such Guarantee and Collateral Agreement continue in full force and effect, unimpaired and undischarged, and
(ii) the obligations of the Borrower and each Subsidiary Borrower secured by the Liens and security interests created under such Guarantee and Collateral Agreement shall be the obligations of the Borrower and each Subsidiary Borrower under the Agreement;

                  WHEREAS, it is a condition precedent to the effectiveness of the Amendment and Restatement that the parties hereto shall have executed this Acknowledgment to the Administrative Agent for the benefit of the Lenders.

                  NOW, THEREFORE, in consideration of the premises contained herein and to induce the Administrative Agent and the Lenders to amend and restate the Agreement pursuant to the Amendment and Restatement and to induce the Lenders to make and continue extensions of credit under the Amendment and Restatement, each of the signatories hereto hereby agrees with the Administrative Agent, for the benefit of the Lenders, as follows:

                  1. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Agreement and the other Loan Documents.

                  2. Each signatory hereto consents to the execution, delivery and performance of the Amendment and Restatement, the borrowing of the New Tranche B Term Loans and the increase in the Total Revolving Credit Commitments pursuant to section 2.28 of the Agreement.

                  3. Each signatory hereto hereby agrees, with respect to each Guarantee and Collateral Agreement to which it is a party, that:

                  (a) all of its obligations, liabilities and indebtedness under such Guarantee and Collateral Agreement remain in full force and effect on a continuous basis after giving effect to the Amendment and Restatement and extend to cover the New Tranche B Term Loans;

                  (b) all of the Liens and security interests created and arising under such Guarantee and Collateral Agreement remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment and Restatement, as collateral security for the Obligations, which in all events includes the New Tranche B Term Loans and interest thereon or, as the case may be, its guarantee thereof; and

                  (c) all of the obligations, liabilities and indebtedness of the Borrower and the Subsidiary Borrowers under the Agreement and all of the guarantee obligations of each Guarantor in respect thereof (i) are continued in full force and effect on a continuous basis, unpaid and undischarged, after giving effect to the Amendment and Restatement and (ii) constitute the obligations, liabilities and indebtedness under the Agreement.

                  4. The Borrower hereby agrees that the Intercreditor Agreement remains in full force and effect on a continuous basis after giving effect to the Amendment and Restatement.

                  5. Each signatory hereto agrees that it shall take any action reasonably requested by the Administrative Agent in order to confirm or effect the intent of this Acknowledgment.

                  6. THIS ACKNOWLEDGMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  7. This Acknowledgment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have caused this Acknowledgment to be executed and delivered by a duly authorized officer on the date first above written.

                                      THE SCOTTS COMPANY

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      HYPONEX CORPORATION

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      SCOTTS MANUFACTURING COMPANY

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      SCOTTS-SIERRA HORTICULTURAL
                                      PRODUCTS COMPANY

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      REPUBLIC TOOL & MANUFACTURING CORP.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      SCOTTS-SIERRA INVESTMENTS, INC.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      SCOTTS FRANCE HOLDINGS SARL

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Power of Attorney


                                      SCOTTS FRANCE SARL

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Power of Attorney


                                      SCOTTS HOLDING GMBH

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Einzelvertretungsberechtigt


                                      THE SCOTTS COMPANY (UK) LTD.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Power of Attorney

                                      ASEF B.V.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Power of Attorney


                                      SCOTTS PROFESSIONAL PRODUCTS CO.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      SCOTTS PRODUCTS CO.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      SCOTTS HOLDINGS LIMITED

                                      By: /s/ REBECCA J. BRUENING
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Power of Attorney


                                      OM SCOTT INTERNATIONAL INVESTMENTS LTD.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Power of Attorney


                                      MIRACLE HOLDINGS LIMITED

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Power of Attorney


                                      LEVINGTON GROUP LIMITED

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Power of Attorney


                                      OMS INVESTMENTS, INC.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      MIRACLE-GRO LAWN PRODUCTS, INC.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      SCOTTS-SIERRA CROP PROTECTION COMPANY

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      EARTHGRO, INC.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer

                                      SANFORD SCIENTIFIC, INC.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      EG SYSTEMS, INC.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      SWISS FARMS PRODUCTS, INC.

                                      By: /s/ Rebecca J. Bruening
                                         -----------------------------------
                                      Name:  Rebecca J. Bruening
                                      Title: Vice President and Treasurer


                                      THE CHASE MANHATTAN BANK,
                                      as Administrative Agent

                                      By: /s/ Randolph E. Cates
                                         -----------------------------------
                                      Name:  Randolph E. Cates
                                      Title: Vice President

                                                                         ANNEX E

      CONSENT, dated as of December 5, 2000 (this "CONSENT"), in respect of

         (1) the Credit Agreement, dated as of December 4, 1998, as amended and restated by the Amendment and Restatement to the Credit Agreement, dated as of December 5, 2000 (as amended, supplemented or otherwise modified from time to time, the "Agreement") among THE SCOTTS COMPANY, an Ohio corporation (the "BORROWER" or "SCOTTS"), OM Scott International Investments Ltd., Miracle Garden Care Limited, Scotts Holdings Limited, Hyponex Corporation, Scotts Manufacturing Company, Scotts-Sierra Horticultural Products Company, Republic Tool & Manufacturing Corp., Scotts-Sierra Investments, Inc., Scotts France Holdings SARL, Scotts Holding GmbH, Scotts Celaflor GmbH & Co. KG, Scotts France SARL, Scotts Belgium BVBA, The Scotts Company (UK) Ltd., Scotts Canada Ltd., Scotts International B.V., ASEF B.V., Scotts Australia PTY Ltd., and the other subsidiaries of the Borrower who are also borrowers from time to time under the Credit Agreement (the "SUBSIDIARY BORROWERS"), the several banks and other financial institutions from time to time parties to the Credit Agreement (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation (together with its banking affiliates, "CHASE"), as agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), SALOMON SMITH BARNEY, INC., as syndication agent (the "SYNDICATION AGENT"), CREDIT LYONNAIS NEW YORK BRANCH (together with its banking affiliates, "CREDIT LYONNAIS") and BANK ONE, MICHIGAN, as successor to NBD BANK, as co-documentation agents (the "CO-DOCUMENTATION AGENTS"), and Chase Securities Inc., as lead arranger (the "LEAD ARRANGER") and as the book manager (the "BOOK MANAGER"); and

         (2) the Intercreditor Agreement, dated as of December 4, 1998, among the Borrower, the Lenders by virtue of subsection 10.7(a) of the Credit Agreement and the Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Subsidiary Borrowers, certain Lenders and the Administrative Agent are parties to the Credit Agreement, dated as of December 4, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower, the Lenders by virtue of subsection 10.7(a) of the Credit Agreement and the Administrative Agent are party to the Intercreditor Agreement, dated as of December 4, 1998 (the "INTERCREDITOR AGREEMENT");

         WHEREAS, the Borrower has requested that the Required Prepayment Lenders and the Majority Lenders (as such term is defined in the Intercreditor Agreement) give the consents contained herein in the manner herein provided;

         NOW, THEREFORE, in consideration of the premises contained herein, the Lenders party hereto agree as follows:

         1. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings assigned to them in the Agreement and the other Loan Documents.

         2. Each signatory hereto hereby agrees, in accordance with subsection 2.12(f) of the Agreement, that prepayments of the Term Loans with the proceeds of the New Tranche B Term

Loans shall not be applied ratably as among the Term Loans, PROVIDED that the proceeds of the New Tranche B Term Loans shall be applied to the prepayment in full of the Tranche B Term Loans and the Tranche C Term Loans.

         3. Each signatory hereto hereby consents to the amendment of subsection
1.1 of the Intercreditor Agreement by deleting the definition of "Majority Lenders" contained therein in its entirety and substituting in lieu thereof the following definition:

                  "MAJORITY LENDERS": (a) during the period commencing on the
            Closing Date and ending on the day prior to the Amendment and Restatement Effective Date, (i) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A British Subtranche Term Loans PLUS (ii) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A French Subtranche Term Loans PLUS (iii) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A German Subtranche Term Loans PLUS (iv) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche B Term Loans PLUS (v) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche C Term Loans PLUS (vi) the Majority Revolving Facility Lenders, and (b) as of the Amendment and Restatement Effective Date and thereafter, (i) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A British Subtranche Term Loans PLUS (ii) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A French Subtranche Term Loans PLUS
            (iii) the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A German Subtranche Term Loans PLUS (iv) the holders of more than 50% of the aggregate unpaid principal amount of the New Tranche B Term Loans PLUS (v) the Majority Revolving Facility Lenders.

         4. Each signatory hereto hereby consents to the execution and delivery by the Administrative Agent of the Acknowledgment and Confirmation of Guarantee and Collateral Agreements and Intercreditor Agreement referred to in paragraph 3 of Section V of the Amendment and Restatement.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                      AMMC CDO I, LIMITED
                                      By: American Money Management Corp.,
                                      as Collateral Manager

                                      By: /s/ David P. Meyer
                                         --------------------------------------
                                          Name: David P. Meyer
                                          Title: Vice President


                                      AERIES - II FINANCE LTD.
                                      By: INVESCO Senior Secured Management,
                                      Inc., as Sub-Managing Agent

                                      By: /s/ Thomas H.B. Ewald
                                         --------------------------------------
                                          Name: Thomas H.B. Ewald
                                          Title: Authorized Signatory


                                      ALLSTATE LIFE INSURANCE COMPANY

                                      By: /s/ Jerry D. Zinkula
                                         --------------------------------------
                                          Name: Jerry D. Zinkula
                                          Title: Authorized Signatory

                                      By: /s/ Charles D. Mires
                                         --------------------------------------
                                          Name: Charles D. Mires
                                          Title: Authorized Signatory



                                      ARES LEVERAGED INVESTMENT FUND II, L.P.
                                      By: ARES Management II, L.P., its General
                                          Partner

                                      By: /s/ Seth Brufsky
                                         --------------------------------------
                                          Name: Seth Brufsky
                                          Title: Vice President

                                      CERES FINANCE, LTD.
                                      By: INVESCO Senior Secured Management,
                                      Inc., as Sub-Managing Agent

                                      By: /s/ Thomas H.B. Ewald
                                         -----------------------------------
                                      Name:  Thomas H.B. Ewald
                                      Title: Authorized Signatory


                                      ELC (CAYMAN) LTD. 2000-I

                                      By: /s/ Roshan White
                                         -----------------------------------
                                      Name:  Roshan White
                                      Title: Vice President


                                      EATON VANCE SENIOR INCOME TRUST
                                      By: Eaton Vance Management, as
                                      Investment Advisor

                                      By: /s/ Scott Page
                                         -----------------------------------
                                      Name:  Scott Page
                                      Title: Vice President


                                      ML CLO XII PILGRIM AMERICA (CAYMAN)
                                      LTD.(as assignee)
                                      By: Pilgrim Investments, Inc. as its
                                      investment manager

                                      By: /s/ Mark F. Haak
                                         -----------------------------------
                                      Name:  Mark F. Haak
                                      Title: Assistant Vice President


                                      ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                      (as assignee)
                                      By: Pilgrim Investments, Inc. as its
                                      investment manager

                                      By: /s/ Mark F. Haak
                                         -----------------------------------
                                      Name:  Mark F. Haak
                                      Title: Assistant Vice President


                                      OAK HILL SECURITIES FUND, L.P.
                                      By: Oak Hill Securities GenPar, L.P.
                                      its General Partner
                                      By: Oak Hill Securities MGP, Inc.
                                      its General Partner

                                      By: /s/ Scott D. Krase
                                         -----------------------------------
                                      Name:  Scott D. Krase
                                      Title: Vice President

                                      OASIS COLLATERALIZED HIGH INCOME
                                      By: INVESCO Senior Secured Management,
                                      Inc., as sub-Managing Agent

                                      By: /s/ Thomas H.B. Ewald
                                         -----------------------------------
                                      Name:  Thomas H.B. Ewald
                                      Title: Authorized Signatory


                                      OSPREY INVESTMENTS PORTFOLIO
                                      By: Citibank Global Asset Management

                                      By: /s/ Maura F. Connor
                                         -----------------------------------
                                      Name:  Maura F. Connor
                                      Title: VP


                                      OXFORD STRATEGIC INCOME FUND
                                      By: Eaton Vance Management as
                                      Investment Advisor

                                      By: /s/ Scott Page
                                         -----------------------------------
                                      Name:  Scott Page
                                      Title: Vice President


                                      PACIFICA PARTNERS I, L.P.
                                      By: Imperial Credit Asset Management as
                                      its Investment Manager

                                      By: /s/ Tom Colwell
                                         -----------------------------------
                                      Name:  Tom Colwell
                                      Title: VP


                                      SENIOR DEBT PORTFOLIO
                                      By: Boston Management and Research, as
                                      Investment Advisor

                                      By: /s/ Scott Page
                                         -----------------------------------
                                      Name:  Scott Page
                                      Title: Vice President